UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2021

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
    On June 2, 2021, Isabella Bank Corporation (the “Corporation”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors (collectively, the “Purchasers”) pursuant to which the Corporation issued and sold $30.0 million in aggregate principal amount of its 3.25% Fixed-to-Floating Rate Subordinated Notes due 2031 (the “Notes”). The Notes were offered and sold by the Corporation to the Purchasers in a private offering in reliance on the Section 4(a)(2) exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Corporation intends to use the proceeds from the offering for general corporate purposes, which may include (without limitation) stock repurchases and/or merger and acquisition activity.
The Notes mature on June 15, 2031 and bear interest at a fixed annual rate of 3.25%, payable semi-annually in arrears, to but excluding June 15, 2026. From and including June 15, 2026 to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum initially equal to the then-current three-month Secured Overnight Financing Rate (SOFR) plus 256 basis points, payable quarterly in arrears. The Corporation is entitled to redeem the Notes, in whole or in part, at any time on or after June 15, 2026, and to redeem the Notes at any time in whole upon certain other events. Any redemption of the Notes will be subject to prior regulatory approval to the extent required.
On June 2, 2021, in connection with the issuance and sale of the Notes, the Corporation entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Corporation has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Notes”). Under certain circumstances, if the Corporation fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.
The Notes were issued under an Indenture, dated June 2, 2021 (the “Indenture”), by and between the Corporation and UMB Bank, National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or, other than with respect to the Exchange Notes, exchangeable for any other securities or assets of the Corporation or any of its subsidiaries. The Notes are not subject to redemption at the option of the holders. The Notes are unsecured, subordinated obligations of the Corporation only and are not obligations of, and are not guaranteed by, any subsidiary of the Corporation. The Notes rank junior in right to payment to the Corporation’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes.
The form of Purchase Agreement, the Registration Rights Agreement, the Indenture, and the form of Note are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Indenture, and the Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures set forth under Item 1.01 of this Current Report on Form 8-K and the full text of the Indenture and form of Note, which are attached to this Current Report as Exhibits 4.1 and 4.2, respectively, are incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On June 2, 2021, the Corporation issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K (including its exhibits) may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that involve substantial risks and uncertainties. When used in this report, or in the documents incorporated by reference herein, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek,” and similar expressions identify such forward-looking statements. These forward-looking statements include statements regarding the Corporation’s business plans, prospects, growth and operating strategies; statements regarding the asset quality of the Corporation’s loan and investment portfolios; statements regarding the expected use of proceeds received by the Corporation from its sale of the Notes; and estimates of the Corporation’s risks and future costs and benefits.
These forward-looking statements are based largely on the current expectations of the Corporation’s management and are subject to a number of risks and uncertainties, including but not limited to, changes in interest rates, general economic conditions, federal or state tax laws, monetary and fiscal policy, a health crisis, the quality or composition of the loan or investment portfolio, demand for loan products, fluctuation in the value of collateral securing the loan portfolio, deposit flows, competition, cybersecurity risk, demand for financial services in the Corporation's market area, and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward looking statements and undue reliance should not be placed on such statements. Because of these and other uncertainties, the Corporation’s actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. Forward-looking statements speak only as of the date they are made. The Corporation undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except to the extent required by law.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of June 2, 2021, by and between Isabella Bank Corporation and UMB Bank, National Association, as trustee
4.2	Form of 3.25% Fixed-to-Floating Rate Subordinated Note due 2031 (included in Exhibit 4.1)
10.1	Form of Subordinated Note Purchase Agreement, dated as of June 2, 2021, by and among the Corporation and the several Purchasers
10.2	Form of Registration Rights Agreement, dated as of June 2, 2021, by and among the Corporation and the several Purchasers
99.1	Press release issued June 2, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	June 2, 2021	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture, dated as of June 2, 2021, by and between Isabella Bank Corporation and UMB Bank, National Association, as trustee
4.2	Form of 3.25% Fixed-to-Floating Rate Subordinated Note due 2031 (included in Exhibit 4.1)
10.1	Form of Subordinated Note Purchase Agreement, dated as of June 2, 2021, by and among the Corporation and the several Purchasers
10.2	Form of Registration Rights Agreement, dated as of June 2, 2021, by and among the Corporation and the several Purchasers
99.1	Press release issued June 2, 2021